UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2020

BATTALION OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2020, Mr. William Carapucci, a member of the board of directors (the “Board”) of Battalion Oil Corporation (the “Company”) and also serving as Chairman of the Nominating and Corporate Governance Committee, notified the Board that he intended to resign from the Board effective May 15, 2020.

Effective May 15, 2020, the Board appointed Mr. Jonathan Barrett to fill the vacancy created by Mr. Carapucci’s departure. Mr. Barrett, who is Mr. Carapucci’s colleague at Luminus Management, will serve as a Group II director with a term expiring in 2021. Mr. Carapucci’s decision to resign is for professional reasons and not the result of a disagreement with the Company or any of its subsidiaries on any matter relating to the Company’s operations, policies or practices. He will continue in his role at Luminus Management. There are no arrangements or understandings between Mr. Barrett and any other persons pursuant to which each was appointed a director of the Company.

Jonathan Barrett joined Luminus in 2003 shortly after its founding and has led the firm since 2011. From 2005 to 2007, Mr. Barrett served as Managing Director and a member of the Investment Committee of LS Power Equity Advisors, the private equity arm of LS Power, a former affiliate of Luminus focused on the North American power and energy infrastructure industries. Prior to joining Luminus, Mr. Barrett was a Director in Salomon Smith Barney’s Merger and Acquisition Group. Mr. Barrett graduated with honors in Accounting from the University of Witwatersrand in Johannesburg, South Africa. Mr. Barrett’s extensive financial, equity markets and energy trading and infrastructure experience, in addition to his extensive knowledge across the energy infrastructure industry provides him with valuable insights into corporate strategy, capital allocation, transaction considerations, equity and debt financing and the assessment and management of risks faced by energy companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

May 15, 2020	By:	/s/ Richard H. Little
	Name:	Richard H. Little
	Title:	Chief Executive Officer